Exhibit 99.1

Docket #1357 Date Filed: 2/22/2010

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: EBHI Holdings, Inc.
Debtor

Case No. : 09-12099
Reporting Period: Jan 3 - Jan 30, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 2	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2	
Listing of aged accounts payable	MOR-4	No	Note 2	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

2/19/2010
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100222000000000002

In re: EBHI Holdings, Inc.

Debtor

Case No.: 09-12099

Reporting Period: Jan 3 - Jan 30, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: EBHI Holdings, Inc.
Debtor

Case No. : 09-12099
Reporting Period: Jan 3 - Jan 30, 2010

MOR-1A: BANK RECONCILIATIONS

BANK NAME	Account Description	Account Number	Balance
LaSalle Global Trust Services (1)	Segregated Deposit Account Escrow	XX3248	$ -
LaSalle Global Trust Services (1)	Resolved Cure Escrow	XX3273	619,978
LaSalle Global Trust Services (1)	Unresolved Cure Escrow	XX3275	679,966
LaSalle Global Trust Services (1)	Partially Paid Cure Escrow	XX3274	146,456
LaSalle Global Trust Services (1)	Lease Cure Escrow	XX3272	1,957,536
LaSalle Global Trust Services (1)	Working Capital Escrow	XX3276	10,500
LaSalle Global Trust Services (1)	Carve Out Escrow	XX3277	5,100,147

(1) Amount is included in Prepaid Expenses on MOR - 3: Balance Sheet.

I attest that each of the Debtors' corporate bank accounts is reconciled to monthly bank statements. The Company's standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors' bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

In re: EBHI Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: Jan 3 - Jan 30, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling. General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Interest Expense

Other Income (Expense), Net

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U. S. Trustee Quarterly Fees

Estimated Claims Adjustments

Interest Earned on Accumulated Cash from Chapter II

Loss / (Gain) from Sale of Equipment

Other Reorganization Expenses Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current Month

$ -

-

-

-

-

-

-

-

-

-

-

-

-

-

-

$ -

Cumulative Filing to Date

$ 1

-

-

-

(321,190)

-

321,190

-

-

52,575,585

-

(3,070,611)

-

49,504,974

-

$(49,I83,784)

In re: EBHI Holdings, Inc.
Debtor

Case No. : 09-12099
Reporting Period: Jan 3 - Jan 30, 2010

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ -	$ -
Accounts Receivable (Net)	-	-
Inventories	-	-
Prepaid Expenses	8,514,584	-
Professional Retainers	-	-
TOTAL CURRENT ASSETS	8,514,584	-
PROPERTY AND EQUIPMENT		
Property and Equipment	-	1,459,000
OTHER ASSETS		
Other Assets (see attached schedule)	211,984,380	215,160,000
TOTAL OTHER ASSETS	211,984,380	215,160,000
TOTAL ASSETS	$ 220,498,964	$ 216,619,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ -	$ -
Taxes Payable	-	-
Wages Payable	-	-
Rent / Leases - Building/Equipment	-	-
Professional Fees	-	-
Secured Debt / Adequate Protection Payments	-	-
Other Post-Petition Liabilities	-	-
TOTAL POST-PETITION LIABILITIES	-	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	-	
Priority Debt	75,000,000	22,424,000
Unsecured Debt	1,260,778	451,000
TOTAL PRE-PETITION LIABILITIES	76,260,778	22,875,000
TOTAL LIABILITIES	76,260,778	22,875,000
OWNER EQUITY		
Capital Stock	308,522	309,000
Additional Paid-In Capital	632,393,873	632,394,000
Retained Earnings - Pre-Petition	(438,959,235)	(438,959,000)
Retained Earnings - Post-Petition	(49,504,974)	-
NET OWNER EQUITY	144,238,186	193,744,000
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 220,498,964	$ 216,619,000
	-	-

In re: EBHI Holdings, Inc. Debtor

Case No. : 09-12099

Reporting Period: Jan 3 - Jan 30, 2010

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates

Investment in subsidiaries

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

$211,384,380

600,000

$214,560,000

600,000

211,984,380

215,160,000

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

In re: EBHI Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: Jan 3 - Jan 30, 2010

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

x

x

x

x

x

Yes

No

Docket #1358 Date Filed: 2/22/2010

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Jan 3 - Jan 30, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes		
Bank Reconciliation	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b	No	Note 1	
Copies of bank statements		No	Note 2	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	Yes		MOR-4a & 4b
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	Yes		
Listing of aged accounts payable	MOR-4	No	Note 2	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 1	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Requested information is not applicable to reporting entity.

(2) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

2/19/2010
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100222000000000003

In re: Amargosa, Inc. Debtor

Case No.: 09-12100

Reporting Period: Jan 3 - Jan 30, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Jan 3 - Jan 30, 2010

MOR-1: CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	CURRENT MONTH		CUMULATIVE FILING TO DATE	
	ACTUAL	PROJECTED(2)	ACTUAL	PROJECTED(2)
BEGINNING CASH	$ 13,412,937	$ -	$ 3,677,900	$ -
RECEIPTS				
CASH SALES	-	-	107,137,714	-
LOANS AND ADVANCES (1)	-	-	(5,337,303)	-
CLOSING DAY FUNDS	-	-	39,664,379	-
LCs RELEASED	13,545	-	1,320,771	-
CLOSING DAY ESCROWS	1,514,033	-	22,466,721	-
TAX REFUNDS	260,553	-	1,600,754	-
PREPAID INSURANCE - UNEARNED PREMIUMS	(2,092)	-	388,526	-
UTILITY DEPOSIT ADEQUATE ASSURANCE	12,456	-	703,773	-
OTHER ESCROWS	-	-	983,069	-
OTHER MISC	5,432	-	38,821	-
TOTAL RECEIPTS	1,803,928	-	168,967,226	-
DISBURSEMENTS				
PAYROLL & BENEFITS	-	-	33,252,996	-
MERCHANDISE PAYMENTS	-	-	25,674,185	-
RENT & OCCUPANCY	-	-	16,026,836	-
OTHER OPERATING	-	-	20,860,757	-
CAPITAL EXPENDITURES	-	-	1,256,383	-
TAXES	736,043	-	3,345,145	-
CASH SWEEP FROM ASSET SALE	-	-	720,063	-
PROFESSIONAL FEES	38,787	-	4,835,233	-
FINANCING COSTS	-	-	2,961,830	-
UTILITY DEPOSITS	-	-	724,098	-
CONTRIBUTION TO CLOSING DAY ESCROWS	-	-	4,613,180	
OTHER NON-ORDINARY COURSE	-	-	8,531,613	-
BANKING, ESCROW & OTHER MISC EXPENSES	3,888	-	135,602	
WORKERS COMP & BENEFIT WIND-DOWN EXPENSE	-	-	27,977	
TERM LENDER DISTRIBUTION	-	-	30,736,696	
RESOLVED CURE ESCROW	329,171	-	1,960,111	-
UNRESOLVED CURE ESCROW	-	-	1,283,897	-
PARTIALLY PAID CURE ESCROW	-	-	587,793	-
LEASE CURE ESCROW	446,053	-	733,918	-
WORKING CAPITAL ESCROW	-	-	5,500	-
CARVE-OUT ESCROW	792,718	-	7,862,373	-
CHANGE IN FLOAT	(62,923)	-	(6,424,186)	-
TOTAL DISBURSEMENTS	2,283,737	-	159,711,999	-
NET CASH FLOW	(479,809)	-	9,255,228	-
ENDING CASH (3)	$ 12,933,128	$ -	$ 12,933,128	$ -

Notes:

(1) Loans and Advances are net of any revolver pay downs.
(2) Previously provided projections are no longer relevant for comparison purposes given the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings, LLC.
(3) Cash balances exclude amounts related to VEBA Trust and any amounts held in escrow.

In re: Amargosa, Inc.

Debtor

Case No.: 09-12100

Reporting Period: Jan 3 - Jan 30, 2010

MOR-1A: BANK RECONCILIATIONS

BANK NAME

Bank of America

Bank of America

Bank of America

Bank of America

Bank of America

Citibank (I)

JP Morgan Chase Bank (I)

LaSalle Global Trust Services

Account Description

ex-Photo Shoot (Check Disbursements)

APA Account (Wire/Check Disbursements)

Estate Funds Account

Segregated Deposit Account

Estate Settlement Account

CIGNA VEBA Imprest

UHG Benefits Disbursement (VEBA)

Expeditors Escrow Account

Account

Number

XXXXXX0685

XXXXXX6550

XXXXXX7361

XXXXXX3642

XXXXXX5378

XXXX8273

XXXXX1970

XX0679

Balance

$ -

902,430

Closed

4,430,011

7,600,687

370,192

74,663

Closed

(I) VEBA related imprest cash accounts excluded from balance sheet.

I attest that each of the Debtors, corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Authorized Representative

Brent I. Kugman

Printed Name of Authorized Representative

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Jan 3 - Jan 30, 2010

MOR-2: STATEMENT OF OPERATIONS

	Current Month	Cumulative Filing to Date
REVENUES		
Net Revenue	$ -	$ 88,019,452
OPERATING EXPENSES		
Cost of Goods Sold, Including Buying and Occupancy	-	60,701,573
Selling, General and Administrative Expenses	303,784	38,176,516
Operating Income	(303,784)	(10,858,637)
OTHER INCOME AND EXPENSES		
Interest Expense	-	7,161,573
Other Income (Expense), Net (see attached schedule)	(8,972)	63,966
Net Profit (Loss) Before Reorganization Items	(312,756)	(17,956,244)
REORGANIZATION ITEMS		
Professional Fees	867,500	14,360,785
U. S. Trustee Quarterly Fees	12,500	113,425
Estimated Claims Adjustments	308,207	19,150,248
Interest Earned on Accumulated Cash from Chapter 11	-	-
Loss / (Gain) from Sale of Equipment	-	51,713,753
Other Reorganization Expenses	-	4,695,817
Total Reorganization Expenses	1,188,207	90,034,028
Income Taxes	(23,382)	1,858,809
Net Profit (Loss)	$ (1,477,581)	$ (109,849,081)

In re: Amargosa, Inc.

Debtor

Case No.: 09-12100

Reporting Period: Jan 3 - Jan 30, 2010

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Other Income

Equity in (earnings) of foreign joint ventures

Investment income

Bank Fee

Current

Month

$ -

(8,972)

$ (8,972)

Cumulative

Filing to Date

$ 208,264

109

(135,435)

$ 72,938

In re: Amargosa, Inc.

Debtor

Case No. : 09-12100

Reporting Period: Jan 3 - Jan 30, 2010

MOR-3: BALANCE SHEET

ASSETS

CURRENT ASSETS

Unrestricted Cash and Equivalents (1)

Accounts Receivable (Net)

Inventories

Prepaid Expenses

Professional Retainers

TOTAL CURRENT ASSETS

PROPERTY AND EQUIPMENT

Property and Equipment

OTHER ASSETS

Other Assets (see attached schedule)

TOTAL OTHER ASSETS

TOTAL ASSETS

BOOK VALUE AT END OF CURRENT

REPORTING MONTH

$ 12,714,083

-

-

4,717,545

197,204

17,628,831

20,070,062

20,070,062

$37,698,893

BOOK VALUE ON

PETITION DATE

$ 8,720,000

18,546,000

108,368,000

14,676,000

1,641,000

151,951,000

93,385,000

195,614,000

195,614,000

$ 440,950,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable

Taxes Payable

Wages Payable

Rent / Leases - Building/Equipment

Professional Fees

Secured Debt / Adequate Protection Payments

Other Post-Petition Liabilities (see attached schedule)

TOTAL POST-PETITION LIABILITIES

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments Priority Debt

Unsecured Debt

TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES

OWNER EQUITY

Capital Stock

Retained Earnings - Pre-Petition

Retained Earnings - Post-Petition

Adjustments to Owner Equity (see attached schedule)

NET OWNER EQUITY

TOTAL LIABILITIES AND OWNERS’ EQUITY

BOOK VALUE AT END OF CURRENT

REPORTING MONTH

$ -285,156

820,231

-

2,938,146

531,713,560

535,757,093

32,160,664

-

36,317,954

68,478,618

604,235,710

500,000

(448,395,266)

(109,849,078)

(8,792,474)

(566,536,818)

$ 37,698,893

BOOK VALUE ON

PETITION DATE

$ 1,195,000

4,347,574

8,066,000

39,058,000

-

41,411,000

572,709,426

666,787,000

177,238,000

-

53,727,000

230,965,000

897,752,000

500,000

(448,396,000)

(8,906,000)

(456,803,000

$ 440,950,000

(1) Cash balances exclude amounts related to VEBA Trust and any amounts held in escrow.

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Jan 3 - Jan 30, 2010

MOR-3: BALANCE SHEET
(Continuation Sheet)

ASSETS OTHER CURRENT ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
OTHER ASSETS		
Goodwill	$ -	$ 43,175,000
Trademarks	-	105,110,000
Licensing agreements	-	11,667,000
Investment in subsidiaries	20,070,062	20,070,000
Investment in foreign joint venture (EB Japan)	-	7,131,000
Deferred financing fees	-	2,636,000
Capitalized software	-	5,825,000
	20,070,062	195,614,000
LIABILITIES AND OWNER EQUITY **OTHER POST-PETITION LIABILITIES**	**BOOK VALUE AT END OF CURRENT REPORTING MONTH**	**BOOK VALUE ON PETITION DATE**
Bank overdraft	$ -	$ 3,252,000
Deferred tax liabilities (current & non-current)	-	41,375,000
Intercompany payables to affiliates	527,065,016	508,742,000
Sales, payroll and business taxes	-	425,426
Allowance for sales returns	-	6,015,000
Gift certificates & deferred revenues	-	3,183,000
Other accrued expenses	626,354	6,414,000
Non-current post-retirement liabilities	3,303,075	3,303,000
Purchase Price Adjustment Accrual (1)	719,115	-
	531,713,560	572,709,426
ADJUSTMENTS TO OWNER EQUITY		
OCI - Foreign currency translation adjustments and other post retirment	$ (8,792,474)	$ (8,906,000)

Notes:
(1) Based on "Post-Closing Adjustment Resolution Letter" sent by Everest Holdings, LLC dated Dec. 11, 2009

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Jan 3 - Jan 30, 2010

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check or EFT	Ending Tax Liability
Withholding	$ -	$ -	$ -	N/A	N/A	$ -
FICA-Employee	-	-	-	N/A	N/A	-
FICA-Employer	-	-	-	N/A	N/A	-
Unemployment	-	-	-	N/A	N/A	-
Income tax	-	-	-	N/A	N/A	-
Total Federal Taxes	$ -	$ -	$ -			$ -
STATE AND LOCAL						
Withholding	$ -	$ 385	$ (385)	1/22/10	Check	$ -
Sales & Use	-	-	-	N/A	N/A	-
Excise	-	662	(662)	Various	Various	-
Unemployment	-	-	-	N/A	N/A	-
Real Property	46,618	-	-	N/A	N/A	46,618
Personal Property	232,049	-	(128,648)	Various	Various	103,402
Income & Frachise tax	135,137	-	-	N/A	N/A	135,137
Total State and Local Taxes	$ 413,804	$ 1,047	$ (129,695)			$ 285,156

Sales and use tax returns have been filed in accordance with the Company's tax payment schedule (See attached Schedule MOR4 -B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer.

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

		NUMBER OF DAYS PAST DUE				
	Current	0-30	31-60	61-90	Over 90	Total
Taxes Payable	285,156	-	-	-	-	285,156
Professional Fees	2,938,146	-	-	-	-	2,938,146
Non-current post-retirement liabilities	3,303,075	-	-	-	-	3,303,075
Intercompany payables to affiliates	527,065,016	-	-	-	-	527,065,016
Other accrued expenses	626,354	-	-	-	-	626,354
Wages payable	820,231	-	-	-	-	820,231
Purchase Price Adjustment Accrual (1)	719,115	-	-	-	-	719,115
Total Post-Petition Debts	$ 535,757,092	$ -	$ -	$ -	$ -	$ 535,757,092

In re: Amargosa, Inc.
Debtor

Case No.: 09-12100
Reporting Period: Jan 3 - Jan 30, 2010

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Name	Amount Paid	Payment Date	EFT/Check
PERSONAL PROPERTY TAX				
Personal Property Tax	Jefferson County	2,472	1/4/2010	Check
Personal Property Tax	Town Of South Windsor	3,169	1/4/2010	Check
Personal Property Tax	New Normand, Sherriff	3,270	1/4/2010	Check
Personal Property Tax	Lafayette Consolidated Government	330	1/4/2010	Check
Personal Property Tax	Town Of Lee	3	1/4/2010	Check
Personal Property Tax	City Of Ann Arbor Treasurer	66	1/4/2010	Check
Personal Property Tax	Jackson County Collector	1,807	1/4/2010	Check
Personal Property Tax	Jackson County Collector	900	1/4/2010	Check
Personal Property Tax	Sheila Wyatt, Taney County Collector	477	1/4/2010	Check
Personal Property Tax	Durham County Tax Collector	90	1/4/2010	Check
Personal Property Tax	Forsythe County Tax Collector	84	1/4/2010	Check
Personal Property Tax	Mecklenberg County Tax Collector	384	1/4/2010	Check
Personal Property Tax	New Hanover County Tax Office	99	1/4/2010	Check
Personal Property Tax	Cleveland County Treasurer	1,642	1/4/2010	Check
Personal Property Tax	Oklahoma County Treasurer	1,539	1/4/2010	Check
Personal Property Tax	Tulsa County Treasurer	975	1/4/2010	Check
Personal Property Tax	Beaufort County Treasurer	258	1/4/2010	Check
Personal Property Tax	Charleston County Collector	439	1/4/2010	Check
Personal Property Tax	Treasurer, Cherokee County	410	1/4/2010	Check
Personal Property Tax	Greenville County Tax Collector	657	1/4/2010	Check
Personal Property Tax	Horry County Treasurer	250	1/4/2010	Check
Personal Property Tax	Hays County Tax Office	3,834	1/4/2010	Check
Personal Property Tax	County Of Potter	3,418	1/22/2010	Check
Personal Property Tax	Clark County Assessor	86	1/22/2010	Check
Personal Property Tax	Denton County	3,291	1/22/2010	Check
Personal Property Tax	Nelda Wells Spears	3,320	1/22/2010	Check
Personal Property Tax	Village Of Lake Delton	693	1/22/2010	Check
Personal Property Tax	Round Rock Tax Office	2,328	1/22/2010	Check
Personal Property Tax	Fort Bend County Tax A/C	1,387	1/22/2010	Check
Personal Property Tax	Katy Isd Tax Assessor Collector	2,695	1/22/2010	Check
Personal Property Tax	Harris County Wcid #155	335	1/22/2010	Check
Personal Property Tax	Harris County Mud #358	1,263	1/22/2010	Check
Personal Property Tax	City Of Madison	923	1/22/2010	Check
Personal Property Tax	Town Of Grand Chute	747	1/22/2010	Check
Personal Property Tax	City Of Wauwatosa Treas	1,083	1/22/2010	Check
Personal Property Tax	City Of Oshkosh	491	1/22/2010	Check
Personal Property Tax	Dallas County Tax Office	5,672	1/22/2010	Check
Personal Property Tax	County Of Harris	1,257	1/22/2010	Check
Personal Property Tax	Anita Henry Rta	2,199	1/22/2010	Check
Personal Property Tax	Lubbock Central Appraisal	2,771	1/22/2010	Check
Personal Property Tax	Village Of Johnson Creek	385	1/22/2010	Check
Personal Property Tax	Eau Claire County Treasurer	297	1/22/2010	Check
Personal Property Tax	Garland Independent School Dist	1,886	1/22/2010	Check
Personal Property Tax	County Of Montgomery	4,047	1/22/2010	Check
Personal Property Tax	Woodlands Metro Center Mud	282	1/22/2010	Check
Personal Property Tax	Birch Run Township	16	1/22/2010	Check
Personal Property Tax	City Of Auburn Hills	46	1/22/2010	Check
Personal Property Tax	Betsy Price Tax Assessor Collec	2,767	1/22/2010	Check
Personal Property Tax	County Of Harris	5,473	1/22/2010	Check
Personal Property Tax	Williamson County Texas	792	1/22/2010	Check
Personal Property Tax	Armando Barrera Jr Rta	6,890	1/22/2010	Check
Personal Property Tax	Betsy Price Tax Assessor Collec	3,819	1/22/2010	Check
Personal Property Tax	Frisco Independent School Dist	1,458	1/22/2010	Check
Personal Property Tax	City Of Garland	1,060	1/22/2010	Check
Personal Property Tax	Dallas County Tax Office	71	1/22/2010	Check
Personal Property Tax	Betsy Price Tax Assessor Collec	3,263	1/22/2010	Check
Personal Property Tax	Brazoria County Treasurer	15,773	1/22/2010	Check

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Jan 3 - Jan 30, 2010

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Name		Amount Paid	Payment Date	EFT/Check
Personal Property Tax	Cinco Mud #12		830	1/22/2010	Check
Personal Property Tax	Village Of Pleasant Prairie		2,651	1/22/2010	Check
Personal Property Tax	City Of Glendale		8,555	1/22/2010	Check
Personal Property Tax	Marion County		1,102	1/22/2010	Check
Personal Property Tax	Kenneth L Maun Tax Assessor Col		10,071	1/22/2010	Check
Total Personal Property Tax		$	128,648		
STATE AND LOCAL					
Withholding	City of Seattle		385	1/22/2010	Check
Total State and Local Emplyment Tax		$	385		
EXCISE TAX					
Excise Tax	Secretary of State (Illinois)		250	1/13/2010	Check
Excise Tax	Secretary of State (Illinois)		250	1/13/2010	Check
Excise Tax	Clark County Department of Business License		78	1/13/2010	Check
Excise Tax	Washington State Treasurer		84	1/13/2010	Check
Total Excise Tax		$	662

In re: Amargosa, Inc. Debtor

Case No. : 09-12100

Reporting Period Jan 3 - Jan 30, 2010

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY

State

Type of Tax

Due Date

In re: Amargosa, Inc. Debtor

Case No. : 09-12100

Reporting Period: Jan 3 - Jan 30, 2010

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (1)

Yes X X

No X X X

Docket #1359 Date Filed: 2/22/2010

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No.: 09-12101
Reporting Period: Jan 3 - Jan 30, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 2	
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 3	
Cash disbursements journals		No	Note 3	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	Yes		
Copies of IRS Form 6123 or payment receipt		No	Note 3	
Copies of tax returns filed during reporting period		No	Note 3	
Summary of Unpaid Post-Petition Debts	MOR-4	Yes		
Listing of aged accounts payable	MOR-4	No	Note 3	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

2/19/2010
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100222000000000010

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No.: 09-12101

Reporting Period: Jan 3—Jan 30, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: Jan 3 - Jan 30, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES	Current Month	Cumulative Filing to Date
Net Revenue	$ -	$ 3,191,224
OPERATING EXPENSES		
Cost of Goods Sold, Including Buying and Occupancy	-	595,014
Selling, General and Administrative Expenses	(223,164)	2,361,287
Operating Income	223,164	234,923
OTHER INCOME AND EXPENSES		
Interest Expense	-	-
Other Income (Expense), Net	-	-
Net Profit (Loss) Before Reorganization Items	223,164	234,923
REORGANIZATION ITEMS		
Professional Fees	-	-
U. S. Trustee Quarterly Fees	-	-
Estimated Claims Adjustments	-	(1,341)
Interest Earned on Accumulated Cash from Chapter 11	-	-
Loss / (Gain) from Sale of Equipment	-	21,779,215
Other Reorganization Expenses	-	(2,275,250)
Total Reorganization Expenses	-	19,502,624
Income Taxes	-	-
Net Profit (Loss)	$ 223,164	$ (19,267,701)

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: Jan 3 - Jan 30, 2010

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ -	$ 598,000
Accounts Receivable (Net)	-	124,000
Inventories	-	-
Prepaid Expenses	-	540,000
Professional Retainers	-	-
TOTAL CURRENT ASSETS	-	1,262,000
PROPERTY AND EQUIPMENT		
Property and Equipment	-	51,326,000
OTHER ASSETS		
Other Assets (see attached schedule)	37,460,453	8,626,000
TOTAL OTHER ASSETS	37,460,453	8,626,000
TOTAL ASSETS	$ 37,460,453	$ 61,214,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ -	$ 131,000
Taxes Payable	101,058	954,000
Wages Payable	-	3,127,000
Rent / Leases - Building/Equipment	-	-
Professional Fees	-	-
Secured Debt / Adequate Protection Payments	-	-
Other Post-Petition Liabilities (see attached schedule)	146,019	499,000
TOTAL POST-PETITION LIABILITIES	247,077	4,711,000
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	-	-
Priority Debt	-	-
Unsecured Debt	222,964	246,000
TOTAL PRE-PETITION LIABILITIES	222,964	246,000
TOTAL LIABILITIES	470,041	4,957,000
OWNER EQUITY		
Capital Stock	1,000	1,000
Retained Earnings - Pre-Petition	(19,514,380)	(12,000)
Retained Earnings - Post-Petition	234,923	-
Additional Paid-In Capital	56,268,869	56,268,000
NET OWNER EQUITY	36,990,412	56,257,000
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 37,460,453	$ 61,214,000

In re: Gobi Fulfillment Services, Inc. Debtor

Case No.: 09-12101

Reporting Period: Jan 3—Jan 30, 2010

MOR-3: BALANCE SHEET (Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

BOOK VALUE AT END

OF CURRENT

REPORTING MONTH

BOOK VALUE ON

PETITION DATE

OTHER ASSETS

Intercompany receivables from single affiliates

37,460,453

8,626,000

LIABILITIES AND OWNER EQUITY

OTHER POST PETITION LIABILITIES

Bank overdraft

Accrued expenses

BOOK VALUE AT END

Of CURRENT

REPORTING MONTH

$-

146,019

146,019

BOOK VALUE

PETITION DATE

$ 277,000

222,000

499.000

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: Jan 3 - Jan 30, 2010

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	$ -	$ -	$ -	N/A	N/A	$ -
FICA-Employee	-	-	-	N/A	N/A	-
FICA-Employer	-	-	-	N/A	N/A	-
Unemployment	-	-	-	N/A	N/A	-
Income tax	-	-	-	N/A	N/A	-
Savings Bond	-	-	-	N/A	N/A	-
Total Federal Taxes	$ -	$ -	$ -			$ -
STATE AND LOCAL						
Withholding	$ -	$ -	$ -	N/A	N/A	$ -
Sales & Use	-	-	-	N/A	N/A	-
Excise	-	-	-	N/A	N/A	-
Unemployment	-	-	-	N/A	N/A	-
Real Property	930,570	(223,164)	(606,348)	1/14/2010	Various	101,058
Personal Property	-	-	-	N/A	N/A	-
Income tax	-	-	-	N/A	N/A	-
Total State and Local Taxes	$ 930,570	$ (223,164)	$ (606,348)			$ 101,058

Sales and use tax returns have been filed in accordance with the Company's tax payment schedule (See attached Schedule MOR4 -B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer.

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

	NUMBER OF DAYS PAST DUE					
	Current	0-30	31-60	61-90	Over 90	Total
Accrued Expenses	$ 146,019	$ -	$ -	$ -	$ -	$ 146,019
Taxes Payable	101,058	-	-	-	-	101,058
Total Post-Petition Debts	$ 247,077	$ -	$ -	$ -	$ -	$ 247,077

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No.: 09-12101

Reporting Period: Jan 3 - Jan 30, 2010

MOR 4A: VERIFICATION OF TAX PAYMENTS

REAL PROPERTY TAX

Real Property Tax [1]

Total Personal Property Tax

Vendor Name

Franklin County Treasurer

Amount Paid

551,103 28,292 26,953 $ 606,348

Payment Dale 1/14/2010

EFT/Check

Check

Notes

[1] Actual tax payments were made by Amargosa, Inc. on behalf of Gobi Fulfillment Services, Inc.

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No.: 09-12101

Reporting Period: Jan 3 - Jan 30, 2010

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Yes No x x

Docket #1360 Date Filed: 2/22/2010

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Arabian Diversified Sales, LLC.

Debtor

Case No.: 09-12103

Reporting Period: Jan 3 - Jan 30, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements

Bank Reconciliation

Schedule of Professional Fees Paid

Copies of bank statements

Cash disbursements journals

Statement of Operations

Balance Sheet

Status of Post-Petition Taxes

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Summary of Unpaid Post-Petition Debts

Listing of aged accounts payable

Accounts Receivable Reconciliation and Aging

Debtor Questionnaire

Form No. MOR-l MOR-la MOR- lb MOR-2 MOR-3 MOR-4 MOR-5

Document Attached No Yes

Explanation Attached. Note 1 Note 2

Affidavit / I Supplement Attached

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of authorized Individual* Date

Brent I. Kugman Printed Name of Authorized Individual

Chief Restructuring Officer Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner it debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Arabian Diversified Sales, LLC.

Debtor

Case No.: 09-12103

Reporting Period: Jan 3 - Jan 30, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Arabian Diversified Sales, LLC. Debtor

Case No.: 09-12103

Reporting Period: Jan 3 - Jan 30, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Current Month

Cumulative Filing to Date

Net Revenue $ - $ 1,119,562

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy -

Selling, General and Administrative Expenses - 193,930

Operating Income - 925,632

OTHER INCOME AND EXPENSES

Interest Expense -

Other Income (Expense) Net (see attached schedule) - 1,003,010

Net Profit (Loss) Before Reorganization Items - 1,928,642

REORGANIZATION ITEMS

Professional Fees -

U. S. Trustee Quarterly Fees -

Estimated Claims Adjustments -

Interest Earned on Accumulated Cash from Chapter 11 -

Loss (Gain) from Sale of Equipment - 20,114

Other Reorganization Expenses

Total Reorganization Expenses - 20,114

Income Taxes -

Net Profit (Loss) $ - $ 1,908,528

In re: Arabian Diversified Sales, LLC. Debtor

Case No.: 09-12103

Reporting Period: Jan 3 - Jan 30, 2010

MOR-2: STATEMENT OF OPERATIONS (Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Current Month

Cumulative Filing to Date

Other Income

Interest income on Intercompany Receivable $ - $ 1,003,010

In re: Arabian Diversified Sales, LLC. Debtor

Case No.: 09-12103

Reporting Period: Jan 3 - Jan 30, 2010

MOR-3: BALANCE SHEET

ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

CURRENT ASSETS

Unrestricted Cash and Equivalents $ - $ (5.167)

Accounts Receivable (Net) - 1,565.000

Inventories -

Prepaid Expenses -

Professional Retainers -

TOTAL CURRENT ASSETS - 1,559.833

PROPERTY AND EQUIPMENT

Property and Equipment -

OTHER ASSETS

Other Assets (see attached schedule) 66,529,940 63,061,167

TOTAL OTHER ASSETS 66,529,940 63,061,167

TOTAL ASSETS $ 66,529,940 $ 64,621,000

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable $ - $ -

Taxes Payable -

Wages Payable -

Rent / Leases - Building/Equipment -

Professional Fees -

Secured Debt / Adequate Protection Payments -

Other Post-Petition Liabilities -

TOTAL POST-PETITION LIABILITIES -

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments -

Priority Debt -

Unsecured Debt -

TOTAL PRE-PETITION LIABILITIES -

TOTAL LIABILITIES

OWNER EQUITY

Additional Paid-in Capital 5,247,398 5,247,000

Retained Earnings - Pre-Petition 59,374,014 59,374,000

Retained Earnings - Post-Petition 1,908,528 -

NET OWNER EQUITY 66,529,940 64,621,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $ 66,529,940 $64,621,000

In re: Arabian Diversified Sales, LLC. Debtor

Case No.: 09-12103

Reporting Period: Jan 3 - Jan 30, 2010

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $ 66,529,940 $ 63,061,167

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER POST-PETITION LIABILITIES

In re: Arabian Diversified Sales, LLC. Debtor

Case No.: 09-12103 Reporting Period: Jan 3 - Jan 30, 2010

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Docket #1361 Date Filed: 2/22/2010

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Gibson Services, LLC. Debtor

Case No.: 09-12104

Reporting Period: Jan 3 - Jan 30, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS

Form No.

Document Attached

Explanation Attached

Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-la No Note 2

Schedule of Professional Fees Paid MOR-Ib No Note 2

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 Yes

Listing of aged accounts payable MOR-4 No Note 3

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

Date Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Gibson Services, LLC. Case No.: 09-12104

Debtor Reporting Period: Jan 3 - Jan 30, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Gibson Services, LLC. Case No.: 09-12104

Debtor Reporting Period: Jan 3 - Jan 30, 2010

MOR-2: STATEMENT OF OPERATIONS

Current Month

Cumulative Filing to Date

REVENUES

Net Revenue $ - $ -

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy -

Selling, General and Administrative Expenses - 33,575

Operating Income - (33,575)

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule) - 245,027

Interest Expense -

Net Profit (Loss) Before Reorganization Items - 211,451

REORGANIZATION ITEMS

Professional Fees -

U. S. Trustee Quarterly Fees -

Interest Earned on Accumulated Cash from Chapter 11 -

Loss \ (Gain) from Sale of Equipment - (12,516,082)

Other Reorganization Expenses -

Total Reorganization Expenses - (12,516,082)

Income Taxes -

Net Profit (Loss) $ - $ 12,727,533

In re: Gibson Services, LLC. Debtor

Case No.: 09-12104

Reporting Period: Jan 3 - Jan 30, 2010

MOR-2: STATEMENT OF OPERATIONS (Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Current Month

Cumulative Filing to Date

Other Income

Interest income on Intercompany receivable $ - $ 245,027

In re: Gibson Services, LLC. Debtor

MOR-3: BALANCE SHEET

Case No. : 09-12104

Reporting Period: Jan 3 - Jan 30, 2010

ASSETS

CURRENT ASSETS

BOOK VALUE ON OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $ - $ -

Accounts Receivable (Net) -

Inventories -

Prepaid Expenses -

Professional Retainers -

TOTAL CURRENT ASSETS -

PROPERTY AND EQUIPMENT

Property and Equipment -

OTHER ASSETS

Other Assets (see attached schedule) - 13,783,000

TOTAL OTHER ASSETS - 13,783,000

TOTAL ASSETS $- $ 13,783,000

LIABILITIES AND OWNER EQUITY

BOOK VALUE ON OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable $ - $ -

Taxes Payable -

Wages Payable -

Rent / Leases - Building/Equipment -

Professional Fees -

Secured Debt / Adequate Protection Payments -

Other Post-Petition Liabilities (see attached schedule) 1,707,872 28,218,000

TOTAL POST-PETITION LIABILITIES 1,707,872 28,218,000

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments -

Priority Debt -

Unsecured Debt

TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES 1,707,872 28,218,000

OWNER EQUITY

Additional Paid-In Capital (33,671,405) (33,671,000)

Retained Earnings - Pre-Petition 19,236,000 19,236,000

Retained Earnings - Post-Petition 12,727,533

NET OWNER EQUITY (1,707,872) (14,435,000)

TOTAL LIABILITIES AND OWNERS’ EQUITY $ (0) $ 13,783,000

In re: Gibson Services, LLC. Debtor

MOR-3: BALANCE SHEET (Continuation Sheet)

Case No.: 09-12104 Reporting Period: Jan 3 - Jan 30, 2010

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates $ 13,783,000

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER POST-PETITION LIABILITIES

Intercompany payables to affiliates $1,707,872 $ -

Case No.: 09-12104 Reporting Period: Jan 3 - Jan 30, 2010

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

NUMBER OF DAYS PAST DUE

0-30 31-60 61-90 Over 90

In re: Gibson Services, LLC. Debtor

Current

Total

Intercompany payables to affiliates 1,707,872 1,707,872

Total Post-Petition Debts $1,707,872 $—$—$—$ 1,707,872

In re: Gibson Services, LLC.

Debtor

MOR-5: DEBTOR QUESTIONNAIRE

Case No.: 09-12104

Reporting Period: Jan 3 - Jan 30, 2010

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X X X X X

Yes No

Docket #1362 Date Filed: 2/22/2010

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Karakum International Development, LLC. Debtor

Case No.: 09-12105

Reporting Period: Jan 3 - Jan 30, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS

Form No.

Document Attached

Explanation Attached

Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements

MOR-l

No Note 1 Bank Reconciliation MOR-la No Note 2 Schedule of Professional Fees Paid MOR-1b No Note 2 Copies of bank statements Cash disbursements journals Statement of Operations

MOR-2 Yes Balance Sheet MOR-3 Status of Post-Petition Taxes

MOR-4 Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period

Summary of Unpaid Post-Petition Debts

MOR-4 Listing of aged accounts payable MOR-4 Accounts Receivable Reconciliation and Aging MOR-5 Debtor Questionnaire MOR-5 Yes Notes: (1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference, Inc. Monthly Operating Report. (2) Requested information is not applicable to reporting entity. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer Title of Authorized Individual

Authorized individual must be on officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100222000000000006

Signature of Authorized Individual*

In re: Karakum International Development, LLC. Case No.: 09-12105

Debtor Reporting Period: Jan 3 - Jan 30, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 1 23(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Karakum International Development, LLC. Case No. : 09-12105

Debtor Reporting Period: Jan 3 - Jan 30, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Current Month

Cumulative Filing to Date

Net Revenue $- $ 919,101

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling, General and Administrative Expenses - 47,599

Operating Income - 871,501

OTHER INCOME AND EXPENSES

Other Income (Expense) Net (see attached schedule) - 710,688

Interest Expense

Net Profit (Loss) Before Reorganization Items - 1,582,190

REORGANIZATION ITEMS

Professional Fees - -

U.S. Trustee Quarterly Fees - -

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment - -

Other Reorganization Expenses - -

Total Reorganization Expenses - -

Income Taxes -

Net Profit (Loss) $- $ 1,582,190

In re: Karakum International Development, LLC. Debtor

Case No. : 09-12105

Reporting Period: Jan 3 - Jan 30, 2010

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Current Month

Cumulative Filing to Date

Other Income

Interest income on Intercompany receivable $- $ 710,688

In re: Karakum International Development, LLC.

Debtor

Case No.: 09-12105

Reporting Period: Jan 3 - Jan 30, 2010

MOR-3: BALANCE SHEET

ASSETS

CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $ - $ -

Accounts Receivable (Net) - 1,079,000

Inventories

Prepaid Expenses

Professional Retainers

TOTAL CURRENT ASSETS - 1,079,000

PROPERTY AND EQUIPMENT

Property and Equipment -

OTHER ASSETS

Other Assets (see attached schedule) 43,811,010 41,150,000

TOTAL OTHER ASSETS $ 43,811,010 $ 41,150,000

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post -Petition)

Accounts Payable $ - $ -

Taxes Payable -

Wages Payable -

Rent / Leases – Building/Equipment -

Professional Fee -

Secured Debt / Adequate Protection Payments

Other Post-Petition Liabilities

TOTAL POST-PETITION LIABILITIES

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments

Priority Debt

Unsecured Debt

TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES -

OWNER EQUITY

Additional Paid-In Capital 2,860,820 2,861,000

Retained Earnings - Pre-Petition 39,368,000 39,368,000

Retained Earnings - Post-Petition 1,582,190 -

NET OWNER EQUITY 43,811,010 42,229,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $ 43,811,010 $ 42,229,000

In re: Karakum International Development, LLC. Debtor

Case No.: 09-12105

Reporting Period: Jan 3-Jan 30, 2010

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER ASSETS $43,811,010 $41,150,000

(INTER COMPANY RECEIVED))

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER POST-PETITION LIABILITIES

In re: Karakum International Development, LLC. Debtor

Case No.: 09-12105

Reporting Period: Jan 3 - Jan 30, 2010

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3, Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X X X X X

Docket #1362 Date Filed: 2/22/2010

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Karakum International Development, LLC. Debtor

Case No. : 09-12105

Reporting Period: Jan 3 - Jan 30, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS

Form No.

Document Attached

Explanation Attached

Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements

MOR-l No Note 1 Bank Reconciliation MOR-la No

Note 2 Schedule of Professional Fees Paid MOR-1b No

Note 2 Copies of bank statements No

Note 2 Cash disbursements journals No

Note 2 Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2 Copies of IRS Form 6123 or payment receipt No Note 2 Copies of tax returns filed during reporting period No

Note 2 Summary of Unpaid Post-Petition Debts MOR-4 No Note 2 Listing of aged accounts payable MOR-4 No

Note 2 Accounts Receivable Reconciliation and Aging MOR-5 No

Note 2 Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2)	Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

2/19/2010

Brent I. Kugman Printed Name of Authorized Individual Signature of Authorized Individual* Chief Restructuring Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100222000000000006

In re: Karakum International Development, LLC. Case No.: 09-12105

Debtor Reporting Period: Jan 3 - Jan 30, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter II of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post- petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Karakum International Development, LLC. Case No. : 09-12105

Debtor Reporting Period: Jan 3 - Jan 30, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Current Month

Cumulative Filing to Date

Net Revenue $ - $ 919,101

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy - -

Selling, General and Administrative Expenses - 47,599

Operating Income - 871,501

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule) - 710,688

Interest Expense - -

Net Profit (Loss) Before Reorganization Items - 1,582,190

REORGANIZATION ITEMS

Professional Fees -

U. S. Trustee Quarterly Fees -

Interest Earned on Accumulated Cash from Chapter II

Loss / (Gain) from Sale of Equipment -

Other Reorganization Expenses -

Total Reorganization Expenses -

Income Taxes

Net Profit (Loss) $ - $ 1,582,190

In re: Karakum International Development, LLC. Debtor

Case No.: 09-12105

Reporting Period: Jan 3 - Jan 30, 2010

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Current Month

Cumulative Filing to Date

Other Income

Interest income on intercompany receivable $ - $ 710,688

In re: Karakum International Development, LLC.

Debtor

Case No.: 09-12105

Reporting Period: Jan 3 - Jan 30, 2010

MOR-3: BALANCE SHEET ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE CURRENT ASSETS Unrestricted Cash and Equivalents $ - $ - Accounts Receivable (Net) - 1,079,000 Inventories - Prepaid Expenses - Professional Retainers - TOTAL CURRENT ASSETS - 1,079,000PROPERTY AND EQUIPMENT Property and Equipment - - OTHER ASSETS

Other Assets (see attached schedule) 43,811,010 41,150,000

TOTAL OTHER ASSETS 43,811,010 41,150,000

TOTAL ASSETS $43,811,010 $42,229,000

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post -Petition)

Accounts Payable $ - $ -

Taxes Payable

Wages Payable

Rent / Leases - Building/Equipment

Professional Fees

Secured Debt / A equate Protection Payments

Other Post-Petition Liabilities

TOTAL POST-PETITION LIABILITIES

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments -

Priority Debt -

Unsecured Debt -

TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES - -

OWNER EQUITY

Additional Paid-In Capital 2,860,820 2,861,000

Retained Earnings - Pre-Petition 39,368,000 39,368,000

Retained Earnings - Post-Petition 1,582,190 -

NET OWNER EQUITY 43,811,010 42,229,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $ 43,811,010 $ 42,229,000

In re: Karakum International Development, LLC. Debtor

Case No.: 09-12105

Reporting Period: Jan 3 - Jan 30, 2010

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER CURRENT ASSETS

OTHER ASSETS Intercompany Receivables From Affiliates $ 43,811,010 $ 41,150,000

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER POST-PETITION LIABILITIES

In re: Karakum International Development, LLC. Debtor

Case No.: 09-12105

Reporting Period: Jan 3 - Jan 30, 2010

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X X X X X

Docket #1363 Date Filed: 2/22/2010

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Simpson Information Technology, LLC
Debtor

Case No. : 09-12106
Reporting Period: Jan 3 - Jan 30, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 1	
Schedule of Professional Fees Paid	MOR-1b	No	Note 1	
Copies of bank statements		No	Note 1	
Cash disbursements journals		No	Note 1	
Statement of Operations	MOR-2	No	Note 1	
Balance Sheet	MOR-3	No	Note 1	
Status of Post-Petition Taxes	MOR-4	No	Note 1	
Copies of IRS Form 6123 or payment receipt		No	Note 1	
Copies of tax returns filed during reporting period		No	Note 1	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 1	
Listing of aged accounts payable	MOR-4	No	Note 1	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 1	
Debtor Questionnaire	MOR-5	No	Note 1	

Notes:

(1) Financial reporting for Simpson Information Technology, LLC is rolled up within Amargosa, Inc. and EBHI Holdings, Inc. within the Debtors' general ledger system and can not be readily segregated.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

2/19/2010
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100222000000000007

Docket #1363 Date Filed: 2/22/2010

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Simpson Information Technology, LLC
Debtor

Case No. : 09-12106
Reporting Period: Jan 3 - Jan 30, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 1	
Schedule of Professional Fees Paid	MOR-1b	No	Note 1	
Copies of bank statements		No	Note 1	
Cash disbursements journals		No	Note 1	
Statement of Operations	MOR-2	No	Note 1	
Balance Sheet	MOR-3	No	Note 1	
Status of Post-Petition Taxes	MOR-4	No	Note 1	
Copies of IRS Form 6123 or payment receipt		No	Note 1	
Copies of tax returns filed during reporting period		No	Note 1	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 1	
Listing of aged accounts payable	MOR-4	No	Note 1	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 1	
Debtor Questionnaire	MOR-5	No	Note 1	

Notes:

(1) Financial reporting for Simpson Information Technology, LLC is rolled up within Amargosa, Inc. and EBHI Holdings, Inc. within the Debtors' general ledger system and can not be readily segregated.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

2/19/2010
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100222000000000007

Docket #1364 Date Filed: 2/22/2010

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Sandy Financial Services Acceptance Corporation Debtor

Case No.: 09-12107

Reporting Period: Jan 3 - Jan 30, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS

Form No.

Document Attached

Explanation Attached

Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements

MOR-1

No Note Bank Reconciliation MOR-la No Note 1 Schedule of Professional Fees Paid MOR-1b No Note 1 Copies of bank statements

No Note 1 Cash disbursements journals No Note 1 Statement of Operations MOR-2 No Note 1 Balance Sheet MOR-3 No

Note 1 Status of Post-Petition Taxes MOR-4 No Note 1 Copies of IRS Form 6123 or payment receipt No Note 1 Copies of tax returns filed during reporting period No Note 1 Summary of Unpaid Post-Petition Debts MOR-4 No Note 1 Listing of aged accounts payable MOR-4 No

Note 1 Accounts Receivable Reconciliation and Aging MOR-5 No Note 1 Note 1 Debtor Questionnaire MOR-5

No Notes:

(1) Sandy Financial Services Acceptance Corporation is an inactive and dormant entity with no assets or ongoing operations.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual* Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer Title of Authorized Individual

Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100222000000000008

Docket #1365 Date Filed: 2/22/2010

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Sonoran Acceptance Corporation
Debtor

Case No. : 09-12108
Reporting Period: Jan 3 - Jan 30, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 3	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2	
Listing of aged accounts payable	MOR-4	No	Note 2	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

2/19/2010
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100222000000000009

In re: Sonoran Acceptance Corporation Case No.: 09-12108

Debtor Reporting Period: Jan 3 - Jan 30, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Sonoran Acceptance Corporation Case No.: 09-12108

Debtor Reporting Period: Jan 3 - Jan 30, 2010

MOR-1A: BANK RECONCILIATIONS

BANK NAME

Account Description

Account Number

Balance

Deutsche Bank Trust (1)

SAC Spiegel Trust

XXXXXXXX000.1 $ 3l4,479

(1)	Amount is included in Other Assets on MOR-3: Balance Sheet.

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Brent I. Kugman

Authorized Representative Printed Name of Authorized Representative

In re: Sonoran Acceptance Corporation Debtor

Case No.: 09-12108

Reporting Period: Jan 3 - Jan 30, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Current Month

Cumulative Filing to Date

Net Revenue $ - $ -

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy - -

Selling, General and Administrative Expenses - -

Operating Income - -

OTHER INCOME AND EXPENSES

Other Income (Expense), Net - -

Interest Expense -

Net Profit (Loss) Before Reorganization Items - -

REORGANIZATION ITEMS

Professional Fees

U. S. Trustee Quarterly Fees - -

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment (30) 5,941

Other Reorganization Expenses

Total Reorganization Expenses (30) 5,941

Income Taxes - -

Net Profit (Loss) $ 30 $ (5,941)

In re: Sonoran Acceptance Corporation Debtor Case No. : 09-12108

Reporting Period: Jan 3 - Jan 30, 2010

MOR-3: BALANCE SHEET

ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

CURRENT ASSETS

Unrestricted Cash and Equivalents $ - $ 201.583

Accounts Receivable (Net) - -

Inventories - -

Prepaid Expenses - -

Professional Retainers - -

TOTAL CURRENT ASSETS - 201,583

PROPERTY AND EQUIPMENT

Property and Equipment -

OTHER ASSETS

Other Assets (see attached schedule) 180,881,982 180,686,417

TOTAL OTHER ASSETS 180,881,982 180,686,417

TOTAL ASSETS $180,881,982 $ 180,888,000

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable $ - $ -

Taxes Payable

Wages Payable

Rent / Leases - Building/Equipment -

Professional Fees - -

Secured Debt / Adequate Protection Payments

Other Post-Petition Liabilities

TOTAL POST-PETITION LIABILITIES

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments Priority Debt

Unsecured Debt

TOTAL PRE-PETITION LIABILITIES - -

TOTAL LIABILITIES - -

OWNER EQUITY

Capital Stock 100,000 100,000

Additional Paid-In Capital - -

Retained Earnings - Pre-Petition 180,787,923 180,788,000

Retained Earnings - Post-Petition (5,941)

NET OWNER EQUITY 180,881,982 180,888,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $ 180,881,982 $ 180,888,000

In re: Sonoran Acceptance Corporation Debtor

Case No.: 09-12108

Reporting Period: Jan 3 - Jan 30, 2010

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

CURRENT ASSETS

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS $180,881,982 $ 180,686,417

Intercompany receivables from affiliates

Deposit related to sold financing receivables 314,479 320,000

$ 180,567,503 $ 180,366,417

LIABILITIES AND OWNER EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER POST-PETITION LIABILITIES

In re: Sonoran Acceptance Corporation Debtor

MOR-5: DEBTOR QUESTIONNAIRE

Case No.: 09-12108

Reporting Period: Jan 3 - Jan 30, 2010

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X X X X X